UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 16, 2019

Bridgford Foods Corporation

(Exact name of Registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

(714) 526-5533

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Paul R. Zippwald as Director

On October 15, 2019, Paul R. Zippwald resigned as a member of the Board of Directors of Bridgford Foods Corporation (the “Company”) as well as a member of the Company’s Audit and Compensation Committees, effective immediately. The resignation was not the result of a disagreement with management regarding operations, policies or practices of the Company.

Appointment of Mary Schott as Director

On October 15, 2019, the Board appointed Mary Schott as a director of the Company to fill the vacancy created by the resignation of Mr. Zippwald. Ms. Schott was also appointed as a member of the Audit and Compensation Committees. Ms. Schott has been determined by the Board to be independent within the meaning of the independent director standards of the Securities and Exchange Commission (“SEC”) and the Nasdaq Market and to otherwise qualify to serve upon the Committees for which she was appointed.

Ms. Schott, age 58, presently serves as Chief Financial Officer and Corporate Secretary of California Commerce Club, Inc., a privately held gaming and hospitality company, for which she has served since March 31, 2014. Ms. Schott holds an EMBA from Claremont Graduate University and a bachelor’s degree in Accounting from Cal Poly Pomona University. She is also a Certified Public Accountant and a member of the California Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

There are no family relationships between Ms. Schott and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there are no relationships involving Ms. Schott that are required to be reported pursuant to Item 404(a) of Regulation S-K.

A press release announcing Mr. Zippwald’s resignation and Ms. Schott’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 16, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

Date: October 16, 2019	By:	/s/ Raymond F. Lancy
	Name:	Raymond F. Lancy
	Title:	Principal Financial Officer